Income taxes	12 Months Ended
Dec. 31, 2024
Income taxes [Abstract]
Income taxes
7.	Income taxes

Based on the tax laws in the jurisdictions in which the Group and its subsidiaries operate, qualifying international shipping profits are exempted from income tax. Non-shipping profits may be taxable at the prevailing tax rate of each tax jurisdiction where the profit is earned.

Certain of the Group’s vessels are subject to the tonnage tax regime in Denmark, whose effect is not significant.

Income tax expense

	2024 US$’000	2023 US$’000	2022 US$’000
Tax expense attributable to profit is made up of:
Current income tax	5,849	6,540	5,785
Others	(1,431)	(289)	893
	4,418	6,251	6,678

There is currently no income, withholding, capital gain or capital transfer taxes payable in Bermuda. Pursuant to the Group’s re-domiciliation exercise to Singapore in 2024, the Group no longer maintains significant presence in Bermuda and is not expected to have income which would be taxable under the proposed Bermuda corporate income system or Pillar 2 rules.

The majority of the Group’s international shipping income accrues in Singapore, where the Group exercises strategic and commercial control over its international shipping activities. As such, the majority of the Group’s tax bases is subject to Singapore tax legislation. The Group enjoys the Maritime Sector Incentive – Singapore Registry of Ships (“MSI-SRS”), and also has been awarded the Maritime Sector Incentive – Approved International Shipping Enterprise Award (“MSI-AIS”) by the Maritime and Port Authority of Singapore. The MSI-SRS incentive generally applies to Singapore-flagged vessels and does not entail a separate application to the MPA. On the other hand, the MSI-AIS (which is effective till 30 April 2028) is on an application basis, and subsequently renewable, subject to the Group satisfying all relevant qualifying conditions such as minimum business spending in Singapore. The Group has satisfied such conditions to date and will expect to do so. Under the MSI-AIS Award, profits arising from qualifying international shipping activities are tax exempt in Singapore.

Corporate income tax is levied as appropriate on the Group’s non-international shipping activities which mainly comprise of pool management activities conducted in Singapore and Denmark.

The income tax expense reconciliation of the Group is as follows:

Reconciliation of effective tax rate	2024 US$’000	2023 US$’000	2022 US$’000
Profit before income tax	778,453	799,526	758,267
Tax calculated at a tax rate of 0% (2023: 0%, 2022: 0%)	—	—	—
Effect of:
- Tax on non-shipping income	5,849	6,540	5,785
- Changes in estimates related to prior years	(1,431)	(289)	893
Income tax expense	4,418	6,251	6,678

The Group operates in several countries which have enacted new legislations to implement the global minimum top-up tax (Pillar 2 of BEPS 2.0) in 2024.  The Group’s main sources of revenue are from international shipping. Under Pillar 2, international shipping income is specifically exempted from minimum top-up taxes.  The Group generates non-shipping income mainly from its pool and bunker management activities. However, the Group is incurring effective tax rate of more than 15% in the jurisdictions with such activities (e.g. Denmark). Hence, the Group does not have material Pillar 2 exposures for 2024 and will continue to monitor the potential impact of top-up taxes and the legislations and tax rules worldwide as Pillar 2 develops.

The Group has applied the temporary mandatory relief from deferred tax accounting for the impact of global minimum top-up tax and will account for it as a current tax when it is incurred.